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                                                                    Exhibit 23.2

                   [LETTERHEAD OF JONES, DAY, REAVIS & POGUE]

                                January 30, 2001

    We hereby consent to the reference to our firm under the caption "Legal Opinion" in Post-Effective Amendment No. 3 to the Registration Statement of the Nasdaq-100 Trust (sm), Series 1.

                                          /s/ JONES, DAY, REAVIS & POGUE

                                          Jones, Day, Reavis & Pogue